SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : April 26, 1999

MERRILL LYNCH MORTGAGE INVESTORS INC, (as depositor under the Pooling and Servicing Agreement, dated March 1, 1999, which forms C-BASS Trust 1999-CB1 , which will issue the C-BASS Mortgage Loan Asset-Backed Certificates, Series 1999-CB1).

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
             (Exact name of registrant as specified in its charter)


       Delaware                     333-39127-07               13-5674085
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


World Financial Center North Tower
250 Vesey Street, 17th Floor
New York, New York                                             10281-1315
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (212) 449-1000

                                       N/A
         (Former name or former address, if changed since last report.)



                                   Page 1 of 4
                                                  This report consists of 13
                                                 consecutively numbered pages.

Item 5.    Other Events.

     This report and the attached exhibit is being filed pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended, with respect to the Registrant's C-Bass Mortgage Loan Asset-Backed Certificates, Series 1999-CB1 (the "Certificates"). The Certificates were issued, and this report and exhibits are being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of March 1, 1999 ( the "Agreement"), among Merrill Lynch Mortgage Investors, Inc., as depositor, Credit-Based Asset Servicing and Securitization LLC, as seller, Litton Loan Servicing LP, as servicer, and The Chase Manhattan Bank, as trustee. On April 26, 1999 and May 25, 1999 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1 and 99.2. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on April 26, 1999, as Exhibit 99.1.

                 Statement to Certificateholders on May 25, 1999, as Exhibit 99.2.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     THE CHASE MANHATTAN BANK,
                                     not in its individual capacity but solely as Trustee under the Agreement referred to herein



Date:    June 14, 1999              By:  /s/ Kimberly K. Costa
                                        Kimberly K. Costa
                                        Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits                    Page

        99.1             Monthly Certificateholder Statement on             5
                         April 26, 1999.


        99.1             Monthly Certificateholder Statement on             9
                         May 25, 1999.

                                  Exhibit 99.1

              Monthly Certificateholder Statement on April 26, 1999

-----------------------------------------------------------------------------------------------------------------------------------
                           C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES SERIES 1999-CB1
                                           STATEMENT TO CERTIFICATEHOLDERS
-----------------------------------------------------------------------------------------------------------------------------------

DIST DATE:           04/26/99                                                                                         PAGE #      1


-----------------------------------------------------------------------------------------------------------------------------------
        ORIGINAL        PRIOR                                                                                          CURRENT
        FACE            PRINCIPAL                                                       REALIZED       DEFERRED        PRINCIPAL
CLASS   VALUE           BALANCE            INTEREST         PRINCIPAL     TOTAL         LOSSES         INTEREST        BALANCE

-----------------------------------------------------------------------------------------------------------------------------------
IA      62,477,638.00    62,477,638.00     338,420.54      603,137.24    941,557.78        0.00         0.00         61,874,500.76
IAPO        31,361.00        31,361.00           0.00          161.03        161.03        0.00         0.00             31,199.97
IM1        648,000.00       648,000.00       3,510.00          833.99      4,343.99        0.00         0.00            647,166.01
IM2        324,000.00       324,000.00       1,755.00          416.99      2,171.99        0.00         0.00            323,583.01
IM3        389,000.00       389,000.00       2,107.08          500.65      2,607.73        0.00         0.00            388,499.35
IM4         98,000.00        98,000.00         530.83          126.13        656.96        0.00         0.00             97,873.87
IB1         98,000.00        98,000.00         530.83          126.13        656.96        0.00         0.00             97,873.87
IB2        162,000.00       162,000.00         877.50          208.50      1,086.00        0.00         0.00            161,791.50
IB3        551,050.60       551,050.60       2,984.86          709.21      3,694.07        0.00         0.00            550,341.39
IIA    112,788,000.00   112,788,000.00     533,236.60    3,624,929.08  4,158,165.68        0.00         0.00        109,163,070.92
IIM1     6,714,000.00     6,714,000.00      40,228.05            0.00     40,228.05        0.00         0.00          6,714,000.00
IIM2     6,714,000.00     6,714,000.00      44,368.35            0.00     44,368.35        0.00         0.00          6,714,000.00
IIB      5,908,000.00     5,908,000.00      40,617.50            0.00     40,617.50        0.00         0.00          5,908,000.00
X                0.00             0.00           0.00            0.00          0.00        0.00         0.00                  0.00
R                0.00             0.00           0.00            0.00          0.00        0.00         0.00                  0.00

-----------------------------------------------------------------------------------------------------------------------------------
TOTALS 196,903,049.60   196,903,049.60   1,009,167.14    4,231,148.95  5,240,316.09        0.00         0.00        192,671,900.65
-----------------------------------------------------------------------------------------------------------------------------------
IAIO    64,303,873.90    64,303,873.90      99,888.23            0.00     99,888.23        0.00         0.00         63,700,380.53
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------  -------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                           PASS-THROUGH RATES

                     PRIOR                                                      CURRENT                         CURRENT
                     PRINCIPAL                                                  PRINCIPAL                       PASS-THRU
CLASS  CUSIP         FACTOR          INTEREST      PRINCIPAL      TOTAL         FACTOR           CLASS          RATE

-------------------------------------------------------------------------------------------  ------------------------------------
IA     12489WAA2  1,000.0000000      5.416667         9.653650    15.070317     990.3463502         IA          6.500000 %
IAPO   12489WAC8  1,000.0000000      0.000000         5.134721     5.134721     994.8652785         IAPO        0.000000 %
IM1    12489WAD6  1,000.0000000      5.416667         1.287022     6.703688     998.7129784         IM1         6.500000 %
IM2    12489WAE4  1,000.0000000      5.416667         1.287006     6.703673     998.7129938         IM2         6.500000 %
IM3    12489WAF1  1,000.0000000      5.416658         1.287018     6.703676     998.7129820         IM3         6.500000 %
IM4    12489WAG9  1,000.0000000      5.416633         1.287041     6.703673     998.7129592         IM4         6.500000 %
IB1    N/A        1,000.0000000      5.416633         1.287041     6.703673     998.7129592         IB1         6.500000 %
IB2    N/A        1,000.0000000      5.416667         1.287037     6.703704     998.7129630         IB2         6.500000 %
IB3    N/A        1,000.0000000      5.416671         1.287014     6.703686     998.7129857         IB3         6.500000 %
IIA    12489WAH7  1,000.0000000      4.727778        32.139315    36.867093     967.8606848         IIA         5.318750 %
IIM1   12489WAJ3  1,000.0000000      5.991667         0.000000     5.991667   1,000.0000000         IIM1        7.190000 %
IIM2   12489WAK0  1,000.0000000      6.608333         0.000000     6.608333   1,000.0000000         IIM2        7.930000 %
IIB    12489WAL8  1,000.0000000      6.875000         0.000000     6.875000   1,000.0000000         IIB         8.250000 %
-------------------------------------------------------------------------------------------  -----------------------------------
TOTALS            1,000.0000000      5.125198        21.488489    26.613687     978.5115113
-------------------------------------------------------------------------------------------  -----------------------------------
IAIO   12489WAB0        1000.00      1.553378         0.000000     1.553378          990.61         IAIO        1.864054 %
-------------------------------------------------------------------------------------------  -----------------------------------

If there are any questions or problems with this statement, please contact the Administrator listed below:

                     ---------------------------------------
                                KIMBERLY COSTA
                THE CHASE MANHATTAN BANK - STRUCTURED FINANCE SERVICES
                        450 WEST 33RD STREET, 14TH FLOOR
                            NEW YORK, NEW YORK 10001
                              TEL:  212/946-3247
                       Email: kimberly.k.costa@chase.com
                     ---------------------------------------


                                                                                   (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION





-----------------------------------------------------------------------------------------------------------------------------------
                           C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES SERIES 1999-CB1
                                           STATEMENT TO CERTIFICATEHOLDERS
-----------------------------------------------------------------------------------------------------------------------------------

   DIST DATE:           04/26/99                                                                                     PAGE #       2


                    Group 1 Available Funds                                                                        1,056,824.75
                    Group 2 Available Funds                                                                        4,283,379.58

Overcollateralization Information

                    Overcollateralization Amount                                                                   2,147,584.09
                    Overcollateralization Release Amount                                                                   0.00
                    Overcollateralization Deficiency Amount                                                        4,230,316.15
                    Target Overcollateralization Amount                                                            6,377,900.24

                    Extra Principal Distribution Amount                                                              335,343.55
                    Monthly Excess Interest Amount                                                                   335,343.55
                    Monthly Excess Cashflow Amount                                                                   335,343.55
                    Overcollateralization Deficiency (After Distribution)                                          3,894,972.61
                    Overcollateralization Amount (After Distribution)                                              2,482,927.64

Fees and Advances

                    Servicing Fee                                                                                     76,189.94
                    Trustee Fee                                                                                        2,488.13
                    Lender PMI                                                                                        28,277.56
                    Advances                                                                                                N/A

Mortgage Loan Information

                    Group 1 Principal Balance                                                                     64,172,830.73
                    Group 2 Principal Balance                                                                    130,981,998.56
                    Total Principal Balance                                                                      195,154,829.29

                    Loan Count                                                                                            2,259
                    Weighted Average Remaining Term                                                                     306.600
                    Weighted Average Loan Rate                                                                         9.3525 %
                    Aggregate Amount of Prepayment                                                                 3,685,349.21
                    Aggregate Amount of Realized Losses                                                                    0.00
                    Prepayment Interest Shortfalls (not covered by servicer)                                               0.00
                    Relief Act Shortfalls                                                                                  0.00
                    Extraordinary Trust Fund Expenses                                                                      0.00


                    Basis Risk Reserve Fund Balance                                                                    1,000.00
                    Libor Carryover Amount                                                                                 0.00






                                                                                   (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

-----------------------------------------------------------------------------------------------------------------------------------
                           C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES SERIES 1999-CB1
                                           STATEMENT TO CERTIFICATEHOLDERS
-----------------------------------------------------------------------------------------------------------------------------------


   DIST DATE:           04/26/99                                                                                     PAGE #       3


Interest Shortfalls
                    Class ia1                                                                                           0.00
                    Class ia-io                                                                                         0.00
                    Class im1                                                                                           0.00
                    Class im2                                                                                           0.00
                    Class im3                                                                                           0.00
                    Class im4                                                                                           0.00
                    Class ib1                                                                                           0.00
                    Class ib2                                                                                           0.00
                    Class ib3                                                                                           0.00
                    Class iia                                                                                           0.00
                    Class iim1                                                                                          0.00
                    Class iim2                                                                                          0.00
                    Class iib                                                                                           0.00







Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency

                 --------------------------------------------------------------------
                                        Group Totals
                 --------------------------------------------------------------------
                  Category         Number        Principal Balance        Percentage
                 --------------------------------------------------------------------
                    1 Month            533         44,152,509.65             22.62 %
                    2 Months           200         16,800,242.64              8.61 %
                    3+ Months          126          9,547,266.27              4.89 %
                    Total              859         70,500,018.56             36.12 %
                 --------------------------------------------------------------------


Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure

                              -------------------------------------------------------
                                                  Group Totals
                              -------------------------------------------------------
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------

                                  5                317,436.35              0.16 %

                              -------------------------------------------------------


Number and Aggregate Principal Amounts of Bankruptcy Loans

                              -------------------------------------------------------
                                                  Group Totals
                              -------------------------------------------------------
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------

                                127               8,407,800.26             4.31 %

                              -------------------------------------------------------

Number and Aggregate Principal Amounts of REO Loans

                              -------------------------------------------------------
                                                  Group Totals
                              -------------------------------------------------------
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------

                                   0                     0.00              0.00 %

                              -------------------------------------------------------



                                                                                   (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION


                                  Exhibit 99.2

              Monthly Certificateholder Statement on May 25, 1999

-----------------------------------------------------------------------------------------------------------------------------------
                           C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES SERIES 1999-CB1
                                           STATEMENT TO CERTIFICATEHOLDERS
-----------------------------------------------------------------------------------------------------------------------------------

DIST DATE:           05/25/99                                                                                         PAGE #      1


-----------------------------------------------------------------------------------------------------------------------------------
        ORIGINAL           PRIOR                                                                                       CURRENT
        FACE               PRINCIPAL                                                     REALIZED       DEFERRED       PRINCIPAL
CLASS   VALUE              BALANCE         PRINCIPAL       INTEREST        TOTAL         LOSSES         INTEREST       BALANCE

-----------------------------------------------------------------------------------------------------------------------------------
IA      62,477,638.00    61,874,500.76     784,114.91      335,153.55    1,119,268.46        0.00         0.00       61,090,385.85
IAPO        31,361.00        31,199.97          38.36            0.00           38.36        0.00         0.00           31,161.61
IM1        648,000.00       647,166.01         850.74        3,505.48        4,356.22        0.00         0.00          646,315.27
IM2        324,000.00       323,583.01         425.37        1,752.74        2,178.11        0.00         0.00          323,157.64
IM3        389,000.00       388,499.35         510.71        2,104.37        2,615.08        0.00         0.00          387,988.64
IM4         98,000.00        97,873.87         128.66          530.15          658.81        0.00         0.00           97,745.21
IB1         98,000.00        97,873.87         128.66          530.15          658.81        0.00         0.00           97,745.21
IB2        162,000.00       161,791.50         212.69          876.37        1,089.06        0.00         0.00          161,578.81
IB3        551,050.60       550,341.39         723.46        2,981.02        3,704.48        0.00         0.00          549,617.93
IIA    112,788,000.00   109,163,070.92   4,319,439.13      464,856.53    4,784,295.66        0.00         0.00      104,843,631.79
IIM1     6,714,000.00     6,714,000.00           0.00       40,228.05       40,228.05        0.00         0.00        6,714,000.00
IIM2     6,714,000.00     6,714,000.00           0.00       44,368.35       44,368.35        0.00         0.00        6,714,000.00
IIB      5,908,000.00     5,908,000.00           0.00       40,617.50       40,617.50        0.00         0.00        5,908,000.00
X                0.00             0.00           0.00            0.00            0.00        0.00         0.00                0.00
R                0.00             0.00           0.00            0.00            0.00        0.00         0.00                0.00

-----------------------------------------------------------------------------------------------------------------------------------
TOTALS 196,903,049.60   192,671,900.65   5,106,572.69      937,504.26    6,044,076.95        0.00         0.00      187,565,327.96
-----------------------------------------------------------------------------------------------------------------------------------
IAIO    64,303,873.90    63,700,380.53           0.00       98,803.87       98,803.87        0.00         0.00       62,913,804.89
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------  -------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                           PASS-THROUGH RATES

                     PRIOR                                                        CURRENT                         CURRENT
                     PRINCIPAL                                                    PRINCIPAL                       PASS-THRU
CLASS  CUSIP         FACTOR          PRINCIPAL        INTEREST        TOTAL       FACTOR           CLASS          RATE

---------------------------------------------------------------------------------------------  ------------------------------------
IA     12489WAA2    990.34635016     12.55032897      5.36437613   17.91470510   977.79602119         IA          6.500000 %
IAPO   12489WAC8    994.86527853      1.22317528      0.00000000    1.22317528   993.64210325         IAPO        0.000000 %
IM1    12489WAD6    998.71297840      1.31287037      5.40969136    6.72256173   997.40010802         IM1         6.500000 %
IM2    12489WAE4    998.71299383      1.31287037      5.40969136    6.72256173   997.40012346         IM2         6.500000 %
IM3    12489WAF1    998.71298201      1.31287918      5.40969152    6.72257069   997.40010283         IM3         6.500000 %
IM4    12489WAG9    998.71295918      1.31285714      5.40969388    6.72255102   997.40010204         IM4         6.500000 %
IB1    N/A          998.71295918      1.31285714      5.40969388    6.72255102   997.40010204         IB1         6.500000 %
IB2    N/A          998.71296296      1.31290123      5.40969136    6.72259259   997.40006173         IB2         6.500000 %
IB3    N/A          998.71298570      1.31287399      5.40970285    6.72257684   997.40011171         IB3         6.500000 %
IIA    12489WAH7    967.86068482     38.29697423      4.12150699   42.41848122   929.56371059         IIA         5.286250 %
IIM1   12489WAJ3  1,000.00000000      0.00000000      5.99166667    5.99166667 1,000.00000000         IIM1        7.190000 %
IIM2   12489WAK0  1,000.00000000      0.00000000      6.60833333    6.60833333 1,000.00000000         IIM2        7.930000 %
IIB    12489WAL8  1,000.00000000      0.00000000      6.87500000    6.87500000 1,000.00000000         IIB         8.250000 %
---------------------------------------------------------------------------------------------  -----------------------------------
TOTALS              978.51151133     25.93445201      4.76124805   30.69570005   952.57705932
---------------------------------------------------------------------------------------------  -----------------------------------
IAIO   12489WAB0    990.61497646      0.00000000      1.53651505    1.53651505   978.38281077         IAIO        1.861286 %
---------------------------------------------------------------------------------------------  -----------------------------------

If there are any questions or problems with this statement, please contact the Administrator listed below:

                     ---------------------------------------
                                KIMBERLY COSTA
                THE CHASE MANHATTAN BANK - STRUCTURED FINANCE SERVICES
                        450 WEST 33RD STREET, 14TH FLOOR
                            NEW YORK, NEW YORK 10001
                              TEL:  212/946-3247
                       Email: kimberly.k.costa@chase.com
                     ---------------------------------------


                                                                                   (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION





-----------------------------------------------------------------------------------------------------------------------------------
                           C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES SERIES 1999-CB1
                                           STATEMENT TO CERTIFICATEHOLDERS
-----------------------------------------------------------------------------------------------------------------------------------

   DIST DATE:           05/25/99                                                                                     PAGE #       2


                    Group 1 Available Funds                                                                        1,233,371.26
                    Group 2 Available Funds                                                                        4,909,509.57

Overcollateralization Information

                    Overcollateralization Amount                                                                   2,482,927.64
                    Overcollateralization Release Amount                                                                   0.00
                    Overcollateralization Deficiency Amount                                                        3,894,972.60
                    Target Overcollateralization Amount                                                            6,377,900.24

                    Extra Principal Distribution Amount                                                              375,952.51
                    Monthly Excess Interest Amount                                                                   375,952.51
                    Monthly Excess Cashflow Amount                                                                   375,952.51
                    Overcollateralization Deficiency (After Distribution)                                          3,519,020.09
                    Overcollateralization Amount (After Distribution)                                              2,858,880.15

Fees and Advances

                    Servicing Fee                                                                                     74,629.84
                    Trustee Fee                                                                                        2,439.44
                    Lender PMI                                                                                        27,187.02
                    Advances                                                                                       1,249,250.64

Mortgage Loan Information

                    Group 1 Principal Balance                                                                     63,385,697.17
                    Group 2 Principal Balance                                                                    127,038,511.94
                    Total Principal Balance                                                                      190,424,209.11

                    Loan Count                                                                                            2,219
                    Weighted Average Remaining Term                                                                     306.100
                    Weighted Average Loan Rate                                                                         9.3250 %
                    Aggregate Amount of Prepayment                                                                 4,527,537.09
                    Aggregate Amount of Realized Losses                                                                    0.00
                    Prepayment Interest Shortfalls (not covered by servicer)                                               0.00
                    Relief Act Shortfalls                                                                                  0.00
                    Extraordinary Trust Fund Expenses                                                                      0.00


                    Basis Risk Reserve Fund Balance                                                                    1,000.00
                    Libor Carryover Amount                                                                                 0.00






                                                                                   (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

-----------------------------------------------------------------------------------------------------------------------------------
                           C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES SERIES 1999-CB1
                                           STATEMENT TO CERTIFICATEHOLDERS
-----------------------------------------------------------------------------------------------------------------------------------


   DIST DATE:           05/25/99                                                                                     PAGE #       3


Interest Shortfalls
                    Class ia1                                                                                           0.00
                    Class ia-io                                                                                         0.00
                    Class im1                                                                                           0.00
                    Class im2                                                                                           0.00
                    Class im3                                                                                           0.00
                    Class im4                                                                                           0.00
                    Class ib1                                                                                           0.00
                    Class ib2                                                                                           0.00
                    Class ib3                                                                                           0.00
                    Class iia                                                                                           0.00
                    Class iim1                                                                                          0.00
                    Class iim2                                                                                          0.00
                    Class iib                                                                                           0.00

Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency

                 --------------------------------------------------------------------
                                        Group 1
                 --------------------------------------------------------------------
                  Category         Number        Principal Balance        Percentage
                 --------------------------------------------------------------------
                    1 Month            238         15,883,919.35             25.06 %
                    2 Months           120          8,205,026.44             12.94 %
                    3+ Months           70          4,883,231.47              7.70 %
                    Total              428         28,972,177.26             45.70 %
                 --------------------------------------------------------------------

                 --------------------------------------------------------------------
                                        Group 2
                 --------------------------------------------------------------------
                  Category         Number        Principal Balance        Percentage
                 --------------------------------------------------------------------
                    1 Month            189         17,544,546.07             13.81 %
                    2 Months            76          8,129,125.93              6.40 %
                    3+ Months           46          4,849,351.95              3.82 %
                    Total              311         30,523,023.95             24.03 %
                 --------------------------------------------------------------------

                 --------------------------------------------------------------------
                                        Group Totals
                 --------------------------------------------------------------------
                  Category         Number        Principal Balance        Percentage
                 --------------------------------------------------------------------
                    1 Month            427         33,428,465.42             17.55 %
                    2 Months           196         16,334,152.37              8.58 %
                    3+ Months          116          9,732,583.42              5.11 %
                    Total              739         59,495,201.21             31.24 %
                 --------------------------------------------------------------------


Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure

                              -------------------------------------------------------
                                                  Group 1
                              -------------------------------------------------------
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                  13              648,033.96                137.33 %
                              -------------------------------------------------------


                              -------------------------------------------------------
                                                  Group 2
                              -------------------------------------------------------
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                   5              530,267.60                  1.26 %
                              -------------------------------------------------------


                              -------------------------------------------------------
                                                  Group Totals
                              -------------------------------------------------------
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                   18            1,178,301.56                 0.62 %
                              -------------------------------------------------------

                                                                                   (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

-----------------------------------------------------------------------------------------------------------------------------------
                           C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES SERIES 1999-CB1
                                           STATEMENT TO CERTIFICATEHOLDERS
-----------------------------------------------------------------------------------------------------------------------------------


   DIST DATE:           05/25/99                                                                                     PAGE #       4



Number and Aggregate Principal Amounts of Bankruptcy Loans

                              -------------------------------------------------------
                                                  Group 1
                              -------------------------------------------------------
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                   98             5,659,233.55                8.93 %
                              -------------------------------------------------------


                              -------------------------------------------------------
                                                  Group 2
                              -------------------------------------------------------
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                   26             2,528,060.84                1.99 %
                              -------------------------------------------------------


                              -------------------------------------------------------
                                                  Group Totals
                              -------------------------------------------------------
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                  124             8,187,294.39                4.30 %
                              -------------------------------------------------------


Number and Aggregate Principal Amounts of REO Loans

                              -------------------------------------------------------
                                                  Group 1
                              -------------------------------------------------------
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                   0                     0.00              0.00 %
                              -------------------------------------------------------


                              -------------------------------------------------------
                                                  Group 2
                              -------------------------------------------------------
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                   0                     0.00              0.00 %
                              -------------------------------------------------------


                              -------------------------------------------------------
                                                  Group Totals
                              -------------------------------------------------------
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                    0                     0.00              0.00 %
                              -------------------------------------------------------


                                                                                   (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

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